Exhibit 21

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
1105 Anchor Limited Partnership	North Carolina
2030 Insurance, LLC	Delaware
2030 Insurance Protected Cell Series 2013-45	Tennessee
Acadiana Anchor M, LLC	Louisiana
Acadiana Expansion Parcel, LLC	Louisiana
Acadiana Mall CMBS, LLC	Delaware
Acadiana Mall of Delaware, LLC	Delaware
Acadiana Outparcel, LLC	Delaware
Akron Mall Land, LLC	Delaware
Alamance Crossing CMBS, LLC	Delaware
Alamance Crossing II, LLC	North Carolina
Alamance Crossing, LLC	North Carolina
Ambassador Infrastructure, LLC	Louisiana
Ambassador Town Center JV, LLC	Louisiana
APWM, LLC	Georgia
Arbor Place GP, Inc.	Georgia
Arbor Place II, LLC	Delaware
Arbor Place Limited Partnership	Georgia
Asheville Mall CMBS, LLC	Delaware
Asheville, LLC	North Carolina
Atlanta Outlet JV, LLC	Delaware
Atlanta Outlet Outparcels, LLC	Delaware
Atlanta Outlet Shoppes II, LLC	Delaware
Atlanta Outlet Shoppes, LLC	Delaware
BI Developments, LLC	Tennessee
Bluegrass Outlet Shoppes CMBS, LLC	Delaware
Bluegrass Outlet Shoppes II, LLC	Kentucky
Bonita Lakes Mall Limited Partnership	Mississippi
Brewery District, LLC	Texas
Brookfield Square Anchor S, LLC	Wisconsin
Brookfield Square Joint Venture	Ohio
Brookfield Square Parcel, LLC	Wisconsin
Bullseye, LLC	Tennessee
Burnsville Center SPE, LLC	Delaware
C.H. of Akron II, LLC	Delaware
Cary Venture Limited Partnership	Delaware
CBL & Associates Limited Partnership	Delaware
CBL & Associates Management Sub, LLC	Delaware
CBL & Associates Management, Inc.	Delaware
CBL Ambassador Member, LLC	Louisiana
CBL BI Developments Member, LLC	Tennessee
CBL Brazil-Brasilia Member, LLC	Delaware
CBL Brazil-Juiz de Fora Member, LLC	Delaware
CBL Brazil-Macae Member, LLC	Delaware
CBL Brazil-Macapa Member, LLC	Delaware
CBL Brazil-Manaus Member, LLC	Delaware
CBL Brazil-Tenco SC Member, LLC	Delaware
CBL Bullseye Member, LLC	Tennessee
CBL Eagle Point Member LLC	Delaware
CBL El Paso Member, LLC	Delaware
CBL El Paso Outparcel Member, LLC	Texas

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
CBL El Paso Pref Lender, LLC	Delaware
CBL Entertainment Parcel, LLC	Tennessee
CBL Fayette Hotel Member, LLC	Kentucky
CBL Friendly Hotel Member, LLC	North Carolina
CBL Fremaux Member, LLC	Delaware
CBL Gettysburg Member, LLC	Delaware
CBL Grandview Forum, LLC	Mississippi
CBL Hartford Member LLC	Connecticut
CBL Holdings I, Inc. (1)	Delaware
CBL Holdings II, Inc. (1)	Delaware
CBL HP Hotel Member, LLC	Tennessee
CBL HP Self Storage Member LLC	Tennessee
CBL Laredo Member, LLC	Texas
CBL Lee's Summit East, LLC	Missouri
CBL Lee's Summit Peripheral, LLC	Missouri
CBL Louisville Member, LLC	Kentucky
CBL Louisville Outparcel Member, LLC	Kentucky
CBL Member - Mansfield, LLC	Texas
CBL Morristown, LTD.	Tennessee
CBL Old Hickory Mall, Inc.	Tennessee
CBL RM-Waco, LLC	Texas
CBL SM-Brownsville, LLC	Texas
CBL Statesboro Member, LLC	Georgia
CBL Terrace Limited Partnership	Tennessee
CBL Triangle Town Member, LLC	North Carolina
CBL TTC Member, LLC	North Carolina
CBL Walden Park, LLC	Texas
CBL Woodstock Investments Member, LLC	Georgia
CBL Woodstock Member, LLC	Georgia
CBL Woodstock Outparcel Member, LLC	Georgia
CBL/Brookfield I, LLC	Delaware
CBL/Brookfield II, LLC	Delaware
CBL/Cary I, LLC	Delaware
CBL/Cary II, LLC	Delaware
CBL/Cherryvale I, LLC	Delaware
CBL/Citadel I, LLC	Delaware
CBL/Citadel II, LLC	Delaware
CBL/Columbia I, LLC	Delaware
CBL/Columbia II, LLC	Delaware
CBL/Columbia Place, LLC	Delaware
CBL/CREA Broad Street, LLC	Texas
CBL/Eastgate I, LLC	Delaware
CBL/Eastgate II, LLC	Delaware
CBL/Eastgate Mall, LLC	Delaware
CBL/Fayette I, LLC	Delaware
CBL/Fayette II, LLC	Delaware
CBL/Foothills Plaza Partnership	Tennessee
CBL/GP Cary, Inc.	North Carolina
CBL/GP I, Inc.	Tennessee
CBL/GP II, Inc.	Wyoming
CBL/GP III, Inc.	Mississippi
CBL/GP V, Inc.	Tennessee
CBL/GP VI, Inc.	Tennessee

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
CBL/GP, Inc.	Wyoming
CBL/Gulf Coast, LLC	Florida
CBL/High Pointe GP, LLC	Delaware
CBL/Huntsville, LLC	Delaware
CBL/Imperial Valley GP, LLC	California
CBL/J I, LLC	Delaware
CBL/J II, LLC	Delaware
CBL/Kentucky Oaks, LLC	Delaware
CBL/Kirkwood Mall, LLC	Delaware
CBL/Low Limited Partnership	Wyoming
CBL/Madison I, LLC	Delaware
CBL/Madison II, LLC	Delaware
CBL/Midland I, LLC	Delaware
CBL/Midland II, LLC	Delaware
CBL/Monroeville Expansion I, LLC	Pennsylvania
CBL/Monroeville Expansion II, LLC	Pennsylvania
CBL/Monroeville Expansion III, LLC	Pennsylvania
CBL/Monroeville Expansion Partner, L.P.	Pennsylvania
CBL/Monroeville Expansion, L.P.	Pennsylvania
CBL/Monroeville I, LLC	Delaware
CBL/Monroeville II, LLC	Pennsylvania
CBL/Monroeville III, LLC	Pennsylvania
CBL/Monroeville Partner, L.P.	Pennsylvania
CBL/Monroeville, L.P.	Pennsylvania
CBL/MS General Partnership	Delaware
CBL/MSC II, LLC	South Carolina
CBL/MSC, LLC	South Carolina
CBL/Nashua Limited Partnership	New Hampshire
CBL/Old Hickory I, LLC	Delaware
CBL/Old Hickory II, LLC	Delaware
CBL/Park Plaza GP, LLC	Arkansas
CBL/Park Plaza Mall, LLC	Delaware
CBL/Park Plaza, Limited Partnership	Arkansas
CBL/Parkdale Crossing GP, LLC	Delaware
CBL/Parkdale Crossing, L.P.	Texas
CBL/Parkdale Mall GP, LLC	Delaware
CBL/Parkdale, LLC	Texas
CBL/Penn Investments, LLC	Delaware
CBL/Regency I, LLC	Delaware
CBL/Regency II, LLC	Delaware
CBL/Richland G.P., LLC	Texas
CBL/Stroud, Inc.	Pennsylvania
CBL/Sunrise Commons GP, LLC	Delaware
CBL/Sunrise Commons, L.P.	Texas
CBL/Sunrise GP, LLC	Delaware
CBL/Sunrise Land, LLC	Texas
CBL/Sunrise XS Land, L.P.	Texas
CBL/T-C, LLC	Delaware
CBL/Towne Mall I, LLC	Delaware
CBL/Towne Mall II, LLC	Delaware
CBL/Wausau I, LLC	Delaware
CBL/Wausau II, LLC	Delaware
CBL/Wausau III, LLC	Delaware

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
CBL/Wausau IV, LLC	Delaware
CBL/Westmoreland Ground, LLC	Delaware
CBL/Westmoreland I, LLC	Delaware
CBL/Westmoreland II, LLC	Pennsylvania
CBL/Westmoreland, L.P.	Pennsylvania
CBL/York Town Center GP, LLC	Delaware
CBL/York Town Center, LLC	Delaware
CBL/York, Inc.	Pennsylvania
CBL-706 Building, LLC	North Carolina
CBL-708 Land, LLC	North Carolina
CBL-840 GC, LLC	Virginia
CBL-850 GC, LLC	Virginia
CBL-BA Building, LLC	North Carolina
CBL-Brassfield Shopping Center, LLC	North Carolina
CBL-Caldwell Court, LLC	North Carolina
CBL-D'Iberville Member, LLC	Mississippi
CBL-FC Building, LLC	North Carolina
CBL-Friendly Center, LLC	North Carolina
CBL-Friendly Center CMBS, LLC	Delaware
CBL-Garden Square, LLC	North Carolina
CBL-Hunt Village, LLC	North Carolina
CBL-LP Office Building, LLC	North Carolina
CBL-MS GP, LLC	Delaware
CBL-New Garden Crossing, LLC	North Carolina
CBL-Northwest Centre, LLC	North Carolina
CBL-Oak Hollow Square, LLC	North Carolina
CBL-OB Business Center, LLC	North Carolina
CBL-Offices at Friendly, LLC	North Carolina
CBL-One Oyster Point, LLC	Virginia
CBL-PB Center I, LLC	Virginia
CBL-Shops at Friendly II, LLC	North Carolina
CBL-Shops at Friendly, LLC	Delaware
CBL-ST Building, LLC	North Carolina
CBL-Sunday Drive, LLC	North Carolina
CBL-TRS Joint Venture II, LLC	Delaware
CBL-TRS Joint Venture, LLC	Delaware
CBL-TRS Member I, LLC	Delaware
CBL-TRS Member II, LLC	Delaware
CBL-Two Oyster Point, LLC	Virginia
CBL-Westridge Square, LLC	North Carolina
CBL-Westridge Suites, LLC	North Carolina
Charleston Joint Venture	Ohio
Cherryvale Mall, LLC	Delaware
Chesterfield Mall LLC	Delaware
Chesterfield Parcel, LLC	Missouri
Chicopee Marketplace III, LLC	Massachusetts
CHM/Akron, LLC	Delaware
Citadel Mall CMBS, LLC	Delaware
Citadel Mall DSG, LLC	South Carolina
Coastal Grand CMBS, LLC	Delaware
Coastal Grand Outparcel CMBS, LLC	Delaware
Coastal Grand-DSG LLC	South Carolina
Cobblestone Village at Palm Coast, LLC	Florida

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
College Station Partners, Ltd.	Texas
Columbia Joint Venture	Ohio
Columbia Place/Anchor, LLC	South Carolina
Continental 425 Fund LLC	Wisconsin
Coolsprings Crossing Limited Partnership	Tennessee
Coolsprings GL Parcel, LLC	Tennessee
Coolsprings Mall, LLC	Delaware
Courtyard at Hickory Hollow Limited Partnership	Delaware
Cross Creek Anchor S GP, LLC	North Carolina
Cross Creek Anchor S, LP	North Carolina
Cross Creek Mall SPE, L.P.	North Carolina
Cross Creek Mall, LLC	North Carolina
Crossings at Marshalls Creek I LLC	Pennsylvania
Crossings at Marshalls Creek II LLC	Pennsylvania
Crossings at Marshalls Creek Limited Partnership	Pennsylvania
CV at North Columbus, LLC	Georgia
CVPC-Lo, LLC	Florida
CVPC-Outparcels, LLC	Florida
CW Joint Venture LLC	Delaware
D'Iberville CBL Land, LLC	Mississippi
Dakota Square Mall CMBS, LLC	Delaware
Dallan Acquisitions, LLC	Delaware
Deco Mall, LLC	Delaware
Development Options Centers, LLC	Delaware
Development Options, Inc.	Wyoming
Development Options/Cobblestone, LLC	Florida
DM-Cayman, Inc.	Cayman Islands
Dunite Acquisitions, LLC	Delaware
East Towne Parcel I, LLC	Wisconsin
Eastgate Anchor S, LLC	Ohio
Eastgate Company	Ohio
Eastgate Crossing CMBS, LLC	Delaware
Eastgate Mall CMBS, LLC	Delaware
Eastgate Storage, LLC	Ohio
Eastland Anchor M, LLC	Illinois
Eastland Holding I, LLC	Illinois
Eastland Holding II, LLC	Illinois
Eastland Mall, LLC	Delaware
Eastland Medical Building, LLC	Illinois
Eastland Member, LLC	Illinois
El Paso Outlet Center CMBS, LLC	Delaware
El Paso Outlet Center Holding, LLC	Delaware
El Paso Outlet Center II Expansion, LLC	Texas
El Paso Outlet Center II, LLC	Delaware
El Paso Outlet Center Manager, Inc.	Delaware
El Paso Outlet Center, LLC	Delaware
El Paso Outlet Outparcels II LLC	Delaware
El Paso Outlet Outparcels, LLC	Delaware
Evin Acquisitions, LLC	Delaware
Fashion Square Mall CMBS, LLC	Delaware
Fayette Development Property, LLC	Kentucky
Fayette Mall SPE, LLC	Delaware
Fayette Middle Anchor, LLC	Kentucky

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
Fayette Plaza CMBS, LLC	Delaware
FHP Expansion GP I, LLC	Tennessee
FHP Expansion GP II, LLC	Tennessee
Foothills Mall Associates, LP	Tennessee
Foothills Mall, Inc.	Tennessee
Fremaux Town Center JV, LLC	Delaware
Fremaux Town Center SPE, LLC	Delaware
Frontier Mall Associates Limited Partnership	Wyoming
G&I VIII CBL Triangle LLC	Delaware
Galleria Associates, L.P., The	Tennessee
GCTC Peripheral III, LLC	Florida
GCTC Peripheral IV, LLC	Florida
GCTC Peripheral V, LLC	Florida
Gettysburg Outlet Center CMBS, LLC	Delaware
Gettysburg Outlet Center GP, Inc.	Delaware
Gettysburg Outlet Center Holding, LLC	Delaware
Gettysburg Outlet Center, LLC	Delaware
Gettysburg Outlet Center, LP	Pennsylvania
Governor’s Square Company IB	Ohio
Governor's Square Company	Ohio
Greenbrier Mall II, LLC	Delaware
Greenbrier Mall, LLC	Delaware
Gulf Coast Town Center CMBS, LLC	Delaware
Gulf Coast Town Center Peripheral I, LLC	Florida
Gulf Coast Town Center Peripheral II, LLC	Florida
Gunbarrel Commons, LLC	Tennessee
Hamilton Corner CMBS General Partnership	Tennessee
Hamilton Corner GP I LLC	Delaware
Hamilton Corner GP II LLC	Delaware
Hamilton Crossing CMBS, LLC	Delaware
Hamilton Place Anchor S, LLC	Delaware
Hamilton Place CMBS, LLC	Delaware
Hamilton Place Mall/GP I, LLC	Delaware
Hamilton Place Mall/GP II, LLC	Delaware
Hamilton Place Self Storage LLC	Tennessee
Hammock Landing Collecting Agent, LLC	Florida
Hammock Landing/West Melbourne, LLC	Florida
Hanes Mall Parcels, LLC	North Carolina
Harford Mall Business Trust	Maryland
Hartford Outlet JV, LLC	Delaware
Henderson Square Limited Partnership	North Carolina
Hickory Hollow Courtyard, Inc.	Delaware
Hickory Hollow Mall Limited Partnership	Delaware
Hickory Hollow Mall, Inc.	Delaware
Hickory Hollow/SB, LLC	Tennessee
Hickory Point Outparcels, LLC	Illinois
Hickory Point, LLC	Delaware
Hickory Point-OP Outparcel, LLC	Illinois
High Point Development Limited Partnership	North Carolina
High Point Development Limited Partnership II	North Carolina
Hixson Mall, LLC	Tennessee
Honey Creek Mall Member SPE, LLC	Delaware
Honey Creek Mall, LLC	Indiana

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
Huckleberry Place, LLC	Georgia
Hwy 287 & Broad Street, LLC	Texas
Imperial Valley Commons, L.P.	California
Imperial Valley Mall GP, LLC	Delaware
Imperial Valley Mall II, L.P.	California
Imperial Valley Mall, L.P.	California
Imperial Valley Peripheral, L.P.	California
IV Commons, LLC	California
IV Outparcels, LLC	California
Janesville Mall Limited Partnership	Wisconsin
Janesville Wisconsin, Inc.	Wisconsin
Jarnigan Road II, LLC	Delaware
Jarnigan Road Limited Partnership	Tennessee
Jefferson Anchor M, LLC	Kentucky
Jefferson Anchor S, LLC	Kentucky
Jefferson Mall CMBS, LLC	Delaware
Jefferson Mall Company II, LLC	Delaware
JG Gulf Coast Town Center, LLC	Ohio
JG Randolph II, LLC	Delaware
JG Randolph, LLC	Ohio
JG Saginaw II, LLC	Delaware
JG Saginaw, LLC	Ohio
JG Winston-Salem, LLC	Ohio
Kentucky Oaks Mall Company	Ohio
Kirkwood Mall Acquisitions, LLC	Delaware
Kirkwood Mall Mezz, LLC	Delaware
Lakes Mall, LLC, The	Michigan
Lakeshore/Sebring Limited Partnership	Florida
Lakeview Pointe, LLC	Oklahoma
Landing at Arbor Place II, LLC, The	Delaware
Laredo Outlet JV, LLC	Delaware
Laredo Outlet Shoppes, LLC	Delaware
Laredo/MDN II Limited Partnership	Texas
Laurel Park Retail Holding LLC	Michigan
Laurel Park Retail Properties LLC	Delaware
Layton Hills Mall CMBS, LLC	Delaware
LeaseCo, Inc.	New York
Lebcon Associates	Tennessee
Lebcon I, Ltd.	Tennessee
Lee Partners	Tennessee
Lexington Joint Venture	Ohio
LHM-Utah, LLC	Delaware
Louisville Outlet Outparcels, LLC	Delaware
Louisville Outlet Shoppes, LLC	Delaware
Madison Grandview Forum, LLC	Mississippi
Madison Ground, LLC	Mississippi
Madison Joint Venture	Ohio
Madison Plaza Associates, Ltd.	Alabama
Madison Square Associates, Ltd.	Alabama
Madison/East Towne, LLC	Delaware
Madison/West Towne, LLC	Delaware
Mall Del Norte, LLC	Texas
Mall of South Carolina Limited Partnership	South Carolina

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
Mall of South Carolina Outparcel Limited Partnership	South Carolina
Mall Shopping Center Company, L.P.	Texas
Maryville Department Store Associates	Tennessee
Maryville Partners, L.P.	Tennessee
Mayfaire GP, LLC	Delaware
Mayfaire Town Center, LP	Delaware
MDN/Laredo GP II, LLC	Delaware
MDN/Laredo GP, LLC	Delaware
Meridian Mall Company, Inc.	Michigan
Meridian Mall Limited Partnership	Michigan
Mid Rivers Land LLC	Delaware
Mid Rivers Mall CMBS, LLC	Delaware
Midland Venture Limited Partnership	Michigan
Milford Marketplace, LLC	Connecticut
Monroeville Anchor Limited Partnership	Pennsylvania
Montgomery Partners, L.P.	Tennessee
Mortgage Holdings II, LLC	Delaware
Mortgage Holdings, LLC	Delaware
Multi-GP Holdings, LLC	Delaware
Newco Mortgage, LLC	Delaware
NewLease Corp.	Tennessee
North Charleston Joint Venture II, LLC	Delaware
Northgate SAC, LLC	Tennessee
Northpark Mall/Joplin, LLC	Delaware
Northwoods Mall CMBS, LLC	Delaware
Oak Park Holding I, LLC	Kansas
Oak Park Mall, LLC	Delaware
OK City JV, LLC	Delaware
OK City Member, LLC	Delaware
OK City Outlets II, LLC	Delaware
OK City Outlets III, LLC	Delaware
OK City Outlets, LLC	Delaware
Old Hickory Mall Venture	Tennessee
Old Hickory Mall Venture II, LLC	Delaware
Panama City Peripheral, LLC	Florida
Park Plaza Mall CMBS, LLC	Delaware
Parkdale Anchor M, LLC	Texas
Parkdale Crossing CMBS, LLC	Delaware
Parkdale Crossing GP, Inc.	Texas
Parkdale Crossing Limited Partnership	Texas
Parkdale Mall Associates	Texas
Parkdale Mall CMBS, LLC	Delaware
Parkdale Mall, LLC	Texas
Parkdale Self Storage, LLC	Texas
Parkway Place Limited Partnership	Alabama
Parkway Place SPE, LLC	Delaware
Parkway Place, Inc.	Alabama
Pavilion at Port Orange, LLC, The	Florida
Pavilion Collecting Agent, LLC, The	Florida
Pearland Ground, LLC	Texas
Pearland Hotel Operator, Inc.	Texas
Pearland Town Center GP, LLC	Delaware
Pearland Town Center Limited Partnership	Texas

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
Pearland-OP Parcel 8, LLC	Texas
PHG-CBL Lexington Fayette LLC	Georgia
POM-College Station, LLC	Texas
Port Orange Holdings II, LLC	Florida
Port Orange I, LLC	Florida
Port Orange Town Center, LLC	Delaware
Promenade D'Iberville, LLC, The	Mississippi
Property Taxperts, LLC	Nevada
Racine Joint Venture	Ohio
Racine Joint Venture II, LLC	Delaware
Renaissance Member II, LLC	Delaware
Renaissance Phase II CMBS, LLC	Delaware
Renaissance Retail LLC	North Carolina
Renaissance SPE Member, LLC	Delaware
River Ridge Mall JV, LLC	Virginia
Rivergate Mall, Inc.	Delaware
Seacoast Shopping Center Limited Partnership	New Hampshire
Self Storage at Mid Rivers, LLC	Missouri
Shoppes at Eagle Point, LLC	Tennessee
Shoppes at Hamilton Place, LLC, The	Tennessee
Shoppes at St. Clair CMBS, LLC	Delaware
Shoppes at St. Clair Square, LLC	Illinois
Shopping Center Finance Corp.	Wyoming
Shops at Pineda Ridge, LLC, The	Florida
Slidell Development Company, L.L.C.	Delaware
South County Shoppingtown LLC	Delaware
Southaven Towne Center II, LLC	Delaware
Southaven Towne Center, LLC	Mississippi
Southpark Mall CMBS, LLC	Delaware
Southpark Mall, LLC	Virginia
Southpark Mall-DSG, LLC	Virginia
Springdale/Mobile GP II, Inc.	Alabama
Springdale/Mobile GP, Inc.	Alabama
Springhill/Coastal Landing, LLC	Florida
St. Clair Square GP I, LLC	Illinois
St. Clair Square GP, Inc.	Illinois
St. Clair Square Limited Partnership	Illinois
St. Clair Square SPE, LLC	Delaware
Statesboro Crossing, LLC	Georgia
Stroud Mall LLC	Pennsylvania
SubREIT Investor-Boston General Partnership	Massachusetts
SubREIT Investor-Boston GP I, LLC	Massachusetts
Sutton Plaza GP, Inc.	New Jersey
Tenn-GP Holdings, LLC	Tennessee
TN-Land Parcels, LLC	Tennessee
TX-Land Parcels, LLC	Texas
Triangle Town Center, LLC	Delaware
Triangle Town Member, LLC	North Carolina
Turtle Creek Limited Partnership	Mississippi
Valley View Mall SPE, LLC	Delaware
Village at Newnan Crossing, LLC, The	Georgia
Village at Orchard Hills, LLC	Michigan
Village at Rivergate, Inc.	Delaware

Subsidiaries of CBL & Associates Properties, Inc.

and CBL & Associates Limited Partnership

As of December 31, 2019

Subsidiary	State of Incorporation or Formation
Vision-CBL Hamilton Place, LLC	Tennessee
Volusia Mall GP, Inc.	New York
Volusia Mall Limited Partnership	New York
Volusia Mall Member SPE, LLC	Delaware
Volusia Mall, LLC	Florida
Volusia SAC, LLC	Florida
Volusia-OP Peripheral LLC	Florida
Walnut Square Associates Limited Partnership	Wyoming
Waterford Commons of CT III, LLC	Connecticut
Wausau Center CMBS, LLC	Delaware
Wausau Joint Venture	Ohio
Wausau Penney CMBS, LLC	Delaware
Wausau Penney Investor Joint Venture	Ohio
West County Mall CMBS, LLC	Delaware
West County Shoppingtown LLC	Delaware
West Melbourne Holdings II, LLC	Florida
West Melbourne I, LLC	Delaware
West Melbourne Town Center LLC	Delaware
West Towne District, LLC	Wisconsin
Westgate Crossing Limited Partnership	South Carolina
Westgate Mall CMBS, LLC	Delaware
Westgate Mall II, LLC	Delaware
Westgate Mall Limited Partnership	South Carolina
Wilkes-Barre Marketplace GP, LLC	Pennsylvania
Wilkes-Barre Marketplace I, LLC	Pennsylvania
Wilkes-Barre Marketplace, L.P.	Pennsylvania
Willowbrook Plaza Limited Partnership	Maine
WI-Land Parcels	Wisconsin
WMTC-Peripheral, LLC	Florida
WNC Shopping Center, LLC	North Carolina
WPMP Holding LLC	Delaware
York Galleria Limited Partnership	Virginia
York Town Center Holding GP, LLC	Delaware
York Town Center Holding, LP	Pennsylvania
York Town Center, LP	Pennsylvania

(1)	This is a subsidiary of CBL & Associates Properties, Inc. and not a subsidiary of CBL & Associates Limited Partnership.